EXHIBIT 10.A

AMENDMENT NO. 2 TO
RECEIVABLES PURCHASE AGREEMENT

AMENDMENT NO. 2, dated as of August 29, 2007, to the RECEIVABLES PURCHASE AGREEMENT dated as of August 31, 2006 and amended by Amendment No. 1 dated as of December 1, 2006 (the “Amended Agreement”), among TGP FUNDING COMPANY, L.L.C., a Delaware limited liability company, TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation, as initial Servicer, STARBIRD FUNDING CORPORATION and the other funding entities from time to time party hereto as Investors, BNP PARIBAS, NEW YORK BRANCH, and the other financial institutions from time to time party hereto as Managing Agents, and BNP PARIBAS, NEW YORK BRANCH, as Program Agent.

Preliminary Statement

The parties hereto have agreed to modify the Amended Agreement in certain respects as set forth herein in accordance with Section 13.1 of the Amended Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, as follows:

ARTICLE 1  DEFINITIONS

1.1  Definitions.  Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Amended Agreement, as amended hereby.

ARTICLE 2  AMENDMENT

2.1  Amendment to Exhibit I.  Exhibit I to the Amended Agreement is hereby amended as follows:

(a)  To amend and restate the definition of the term “Commitment Termination Date” contained therein to read in its entirety as follows:

“Commitment Termination Date” means August 28, 2008, unless such date is extended with the consent of the parties hereto.

ARTICLE 3  MISCELLANEOUS

3.1  Representations and Warranties.

(a)  Each Seller Party hereby represents and warrants to the Program Agent, the Managing Agents and the Investors, as to itself that the representations and warranties of such Seller Party set forth in Section 5.1 of the Amended Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to this Amendment; and

(b)  Seller hereby represents and warrants to the Program Agent, the Managing Agents and the Investors that, as of the date hereof and after giving effect to this Amendment, no event has occurred and is continuing that constitutes an Amortization Event or Potential Amortization Event.

3.2  Effectiveness.  The amendment set forth in Article 2 hereof shall be effective when this Amendment or a counterpart hereof shall have been executed and delivered by Seller, Servicer, the Managing Agents and the Program Agent and consented to by the Conduit Investors and the Required Committed Investors.

3.3  Amendments and Waivers.  This Amendment may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of Section 13.1 of the Amended Agreement.

3.4  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

3.5  Continuing Effect; No Other Amendments.  Except to the extent expressly stated herein, all of the terms and provisions of the Amended Agreement are and shall remain in full force and effect.  This Amendment shall not constitute a novation of the Amended Agreement, but shall constitute an amendment thereof.  This Amendment shall constitute a Transaction Document.

3.6  CHOICE OF LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

TGP FUNDING COMPANY, L.L.C.

By:	/s/ John J. Hopper
Name: John J. Hopper
Title:

TENNESSEE GAS PIPELINE COMPANY, as Servicer

By:	/s/ John J. Hopper
Name: John J. Hopper
Title:

BNP PARIBAS, acting through its New York Branch, as Program Agent and as Managing Agent for the Starbird Investor Group

By:	/s/ Sean Reddington
Name: Sean Reddington
Title: Managing Director

By:	/s/ Michael Gonik
Name: Michael Gonik
Title: Director

CONSENTED TO:

STARBIRD FUNDING CORPORATION, as Conduit Purchaser

By:	/s/ Geraldine St-Louis
Name: Geraldine St-Louis
Title: Vice President

BNP PARIBAS, acting through its New York Branch, as Committed Investor

By:	/s/ Sean Reddington
Name: Sean Reddington
Title: Managing Director

By:	/s/ Michael Gonik
Name: Michael Gonik
Title: Director

[Signature pages to Amendment No. 2 to
TGP Receivables Purchase Agreement]